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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        October 16, 1998
                         Date of Report
               (Date of Earliest Event Reported)

                 CHEROKEE MINERALS AND OIL, INC.
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                         02-23729                87-0575839
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                    8989 South Scofield Circle
                    Sandy, Utah 84093
            (Address of Principal Executive Offices)

                         (801)942-2912
                 Registrant's Telephone Number


Item 1.   Changes in Control of Registrant.

          See Item 7, Exhibits.

Item 2.   Acquisition or Disposition of Assets.

          See Item 7, Exhibits.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

         None; not applicable.

Item 6.   Resignations of Registrant's Directors.

          None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          2 Letter of Intent dated October 16, 1998, regarding proposed reorganization

         99                   Press Release regarding same dated October
                              19, 1998

Item 8.   Change in Fiscal Year.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHEROKEE MINERALS AND OIL, INC.

Date: 10/21/98                By:/s/Joe Johnson
                              --------------------------------------
                         Joe Johnson
                              President and Director


Date: 10/21/98                By:/s/Melinda Johnson
                         --------------------------------------
                         Melinda Johnson
                         Treasurer and Director